EATON VANCE PARAMETRIC STRUCTURED CURRENCY FUND
Supplement to Prospectus dated December 30, 2011

The following replaces the introductory paragraph under “Fees and Expenses of the Fund” in “Fund Summary”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 14 of the Fund's Prospectus and page 18 of the Fund’s Statement of Additional Information.

June 26, 2012	6006-6/12 PPASCURRPS